Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the Quarterly Report on Form 10-Q of Applica Incorporated for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission (the “Report”), I, Terry L. Polistina, Senior Vice President, Chief Operating Officer and Chief Financial Officer of Applica Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Applica Incorporated.

Dated: August 4, 2006	By:	/s/ Terry L. Polistina
Terry L. Polistina
Senior Vice President, Chief Operating Officer and Chief Financial Officer